EXHIBIT 99.1

MEDIA CONTACTS Ryan Noonan (816) 480-4724 rnoonan@amctheatres.com

FOR IMMEDIATE RELEASE

AMC ENTERTAINMENT INC. ANNOUNCES EXECUTION OF SUPPLEMENTAL INDENTURES

Kansas City, Missouri, (June 22, 2012) – AMC Entertainment Inc. (the “Company”) announced today that it has received the requisite consents (“Consents”) from holders of each of its 8.75% Senior Notes due 2019 (CUSIP No. 00165AAB4) (the “8.75% Notes”) and its 9.75% Senior Subordinated Notes due 2020 (CUSIP No. 00165AAD0) (the “9.75% Notes” and, together with the 8.75% Notes, the “Notes”) in connection with its previously announced consent solicitations relating to the Notes.

As previously announced, on May 21, 2012, AMC Entertainment Holdings, Inc. (“Holdings”), the parent corporation of the Company, and Dalian Wanda Group Co., Ltd. (“Wanda”), a leading Chinese private conglomerate and China’s largest investor in cultural and entertainment activities, signed a merger agreement pursuant to which Wanda will acquire all of the outstanding capital stock of Holdings (the “Acquisition”).  The Acquisition would have constituted a change of control under each of the Company’s debt instruments.

The Consents pertained to (i) a waiver with respect to each series of Notes (the “Waivers”), of the requirement for the Company to comply with the “change of control” covenant in each of the indenture governing the 8.75% Notes (the “8.75% Indenture”) and the indenture governing the 9.75% Notes (the “9.75% Indenture” and, together with the 8.75% Indenture, the “Indentures”) in connection with the Acquisition, including the Company’s obligation to make a “change of control offer” in connection with the Acquisition with respect to each series of Notes, and (ii) certain amendments with respect to each series of Notes (the “Amendments”), to each of the Indentures to reflect the change in ownership going forward by adding Wanda and its affiliates to the definition of “Permitted Holder” under each of the Indentures.

The Company is also seeking an amendment and waiver to its existing senior secured credit facility to, among other things, permit the change of control as a result of the Acquisition.  If the closing of the Acquisition occurs, the Company currently intends to retire or redeem all of its outstanding 8% Senior Subordinated Notes due 2014 at par on the earliest practicable date following the closing, using a combination of cash on hand and funds contributed to the Company by Wanda.

Each consent solicitation expired at 5:00 p.m., New York City time, on June 21, 2012 (the “Consent Date”).  The Company has been advised by Global Bondholder Services Corporation, as Information Agent and Tabulation Agent for the consent solicitations, that, as of the Consent Date, Consents were delivered and not revoked by holders of at least a majority in aggregate principal amount of the outstanding Notes of each series, voting as a separate class, excluding any Notes owned by the Company or any of its affiliates.  As a result, the Company and U.S. Bank National Association, as trustee under each of the Indentures, executed supplemental indentures giving effect to the Waivers and

Amendments, which will become operative upon payment of the consent fees immediately prior to the closing of the Acquisition.

Consents that were delivered at or prior to the execution of the applicable supplemental indenture may not be withdrawn or revoked, except as required by law.  Holders of the Notes who provided Consents will be eligible to receive a consent fee of $2.50 per $1,000 principal amount of Notes for which Consents were received on or prior to the Consent Date.

The Company’s payment of the consent fee with respect to a series of Notes is conditioned upon, among other things, the satisfaction or waiver of all conditions precedent to the closing of the Acquisition.  If all of the conditions to the consent solicitation are satisfied or waived, the Company will, as promptly as practicable on the closing date of the Acquisition and immediately prior to such closing, pay the consent fee to each holder of Notes who validly consented and did not revoke their consent on or prior to the applicable Consent Date.

No consent fee will be paid (i) to those holders of Notes who did not validly consent, (ii) to any holders if the applicable consent solicitation is terminated prior to the closing date of the Acquisition for any reason or (iii) if the conditions precedent to the closing of the Acquisition are not satisfied or waived.

This press release is neither an offer to purchase nor a solicitation of an offer to sell any of the Notes.

Forward Looking Statements

In addition to historical information, this press release and the documents relating to the consent solicitations contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The words “forecast,” “estimate,” “project,” “intend,” “expect,” “should,” “believe” and similar expressions are intended to identify forward-looking statements.  These forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  These risks and uncertainties include, but are not limited to, the following: national, regional and local economic conditions that may affect the markets in which we or our joint venture investees operate; the levels of expenditures on entertainment in general and movie theatres in particular; increased competition within movie exhibition or other competitive entertainment mediums; technological changes and innovations, including alternative methods for delivering movies to consumers; the popularity of major film releases; shifts in population and other demographics; our ability to renew expiring contracts at favorable rates, or to replace them with new contracts that are comparably favorable to us; our need for, and ability to obtain, additional funding for acquisitions and operations; risks and uncertainties relating to our significant indebtedness; fluctuations in operating costs; capital expenditure requirements; changes in interest rates; changes in accounting principles, policies or guidelines; and risks and uncertainties related to the acquisition of Parent by Wanda.  This list of factors that may affect future performance and the accuracy of forward-looking statements is illustrative but not exhaustive.  In addition, new risks and uncertainties may arise from time to time.  Accordingly, all forward-looking statements should be evaluated with an understanding of their inherent uncertainty.  Readers are urged to consider these factors carefully in evaluating the forward-looking statements.  For further information about these and other risks and uncertainties, see Item 1A. “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended March 29, 2012 and the information contained in this press release and the documents relating to the consent solicitations.  All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements.  The forward-looking statements included herein are made only as of the date of the this press release, and we do not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

About AMC Entertainment Inc.

AMC Entertainment Inc. delivers distinctive and affordable movie-going experiences in 346 theatres with 5,034 screens primarily in the United States and Canada.  The company operates 23 of the 50 highest grossing theatres in the country, including the top three.  AMC has propelled industry innovation and continues today by delivering premium sight and sound, enhanced food and beverage and diverse content. www.AMCTheatres.com.